                                                                    EXHIBIT 99.3


DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER:  01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED





In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
---------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER:  01-10960 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to September Monthly Operating Report

                                          Summary Of Bank, Investment & Petty Cash Accounts                             Attachment 1
                                                     Great AQ Steamboat, L.L.C.
Summary                                               Case No: 01-10960 (JCA)                                              UNAUDITED
Great AQ Steamboat, LLC                             For Month Of September, 2002

                                           Balances
                               ------------------------------       Receipts &            Bank
                                   Opening          Closing       Disbursements        Statements            Account
Account                        As Of 9/01/02    As Of 9/30/02       Included            Included            Reconciled
-------                        -------------    -------------     -------------       -------------        ------------
American Queen Steamer              0.00             0.00          No -               No - Not              No -
Hibernia                                                           No Activity        Concentration         No Activity
Account # - 812-395-343                                                               Account

American Queen                      0.00             0.00          No -               Not A Bank            No -
Petty Cash                                                         No Activity        Account               No Activity

                                  Receipts & Disbursements          Attachment 2
3:09 PM                          Great AQ Steamboat, L.L.C.
Summary                            Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC         For Month Of September, 2002
Attach 2


              No Receipts Or Disbursements Due To All Accounts Closed

                                   Concentration & Investment Account Statements               Attachment 3
Summary                                      Great AQ Steamboat, L.L.C.
Great AQ Steamboat, LLC                       Case No: 01-10960 (JCA)
Attach 3                                    For Month Of September, 2002

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 24-OCT-02 09:45:07
INCOME STATEMENT - ATTACHMENT 4                         Page:   1
Current Period: SEP-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                        PTD-Actual
                                                         30-Sep-02
                                                        ----------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                        ----------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                            292.79
                                                        ----------
Total Operating Expenses                                    292.79

                                                        ----------
Gross Profit                                               (292.79)

SG&A Expenses
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                        ----------
Total SG&A Expenses                                           0.00

                                                        ----------
EBITDA                                                     (292.79)

Depreciation                                                  0.00

                                                        ----------
Operating Income                                           (292.79)

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
                                                        ----------
Total Other Expense/(Income)                                  0.00

                                                        ----------
Net Pretax Income/(Loss)                                   (292.79)

Income Tax Expense                                            0.00

                                                        ----------
Net Income/(Loss)                                          (292.79)
                                                        ==========

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:22
BALANCE SHEET - ATTACHMENT 5                           Page:  1
Current Period: SEP-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                   YTD-Actual            YTD-Actual
                                                    30-Sep-02             22-Oct-01
                                                 --------------        --------------
ASSETS

Cash and Equivalent                                        0.00             27,915.55

Restricted Cash                                            0.00                  0.00

Accounts Receivable                                        0.00            100,111.04

Inventories                                                0.00            436,746.94

Prepaid Expenses                                           0.00              1,126.00

Other Current Assets                                       0.00            189,129.97
                                                 --------------        --------------
Total Current Assets                                       0.00            755,029.50

Fixed Assets                                               0.00         76,449,630.83

Accumulated Depreciation                                   0.00        (23,703,366.77)

                                                 --------------        --------------
Net Fixed Assets                                           0.00         52,746,264.06


Net Goodwill                                               0.00                  0.00

Intercompany Due To/From                          33,375,123.68         11,900,053.46

Net Deferred Financing Fees                                0.00            561,110.86

Net Investment in Subsidiaries                             0.00                  0.00

                                                 --------------        --------------
Total Other Assets                                33,375,123.68         12,461,164.32

                                                 --------------        --------------
Total Assets                                      33,375,123.68         65,962,457.88
                                                 ==============        ==============

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:22
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: SEP-02

currency USD
Company=23 (AMERICAN QUEEN)


                                                   YTD-Actual            YTD-Actual
                                                    30-Sep-02             22-Oct-01
                                                 --------------        --------------

LIABILITIES

Accounts Payable                                       1,774.58              5,469.58

Accrued Liabilities                                        0.00            754,127.79

Deposits                                                   0.00                 25.00

                                                 --------------        --------------
Total Current Liabilities                              1,774.58            759,622.37

Long Term Debt                                             0.00                  0.00

Other Long Term Liabilities                                0.00                  0.00

                                                 --------------        --------------
Total Liabilities                                      1,774.58            759,622.37

Liabilities Subject to Compromise                  2,200,425.88         48,583,115.71

OWNER'S EQUITY

Common Stock                                           1,000.00              1,000.00

Add'l Paid In Capital                              4,060,000.00          4,060,000.00

Current Net Income (Loss)                         14,737,271.92           (493,470.71)

Retained Earnings                                 12,374,651.30         13,052,190.51

                                                 --------------        --------------
Total Owner's Equity                              31,172,923.22         16,619,719.80

                                                 --------------        --------------
Total Liabilities & Equity                        33,375,123.68         65,962,457.88
                                                 ==============        ==============

Great AQ Steamboat, LLC              ATTACHMENT 6                 01-10960 (JCA)
                        Summary List of Due To/Due From Accounts
                         For the Month Ended September 30, 2002


                                                              BEGINNING                                           ENDING
AFFILIATE NAME                               CASE NUMBER       BALANCE          DEBITS       CREDITS              BALANCE
American Classic Voyages Co.                  01-10954      22,406,500.51          --               --         22,406,500.51
AMCV Cruise Operations, Inc.                  01-10967     (22,866,639.06)         --           292.79        (22,866,931.85)
The Delta Queen Steamboat Co.                 01-10970      38,907,733.78          --       140,661.13         38,767,072.65
DQSB II, Inc.                                 01-10974            (919.60)         --               --               (919.60)
Great Pacific NW Cruise Line, L.L.C           01-10977           5,552.79          --               --              5,552.79
Great River Cruise Line, L.L.C                01-10963        (168,013.44)         --               --           (168,013.44)
Great Ocean Cruise Line, L.L.C                01-10959         (14,507.47)         --               --            (14,507.47)
Cruise America Travel, Incorporated           01-10966      (3,165,198.27)         --               --         (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C            01-10964         144,264.37          --               --            144,264.37
Cape Cod Light, L.L.C                         01-10962        (500,000.00)         --               --           (500,000.00)
Cape May Light, L.L.C                         01-10961      (1,640,241.44)         --               --         (1,640,241.44)
Project America, Inc.                         N/A              (15,864.24)         --               --            (15,864.24)
Oceanic Ship Co.                              N/A               (7,408.30)         --               --             (7,408.30)
Project America Ship I, Inc.                  N/A              459,787.19          --               --            459,787.19
Great Hawaiian Properties Corporation         01-10971         (22,591.38)         --               --            (22,591.38)
American Hawaii Properties Corporation        01-10976          (1,496.24)         --               --             (1,496.24)
Great Independence Ship Co.                   01-10969          (4,881.60)         --               --             (4,881.60)
                                                           -----------------------------------------------------------------
                                                            33,516,077.60          --       140,953.92         33,375,123.68
                                                           =================================================================

                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JCA)




                            Accounts Receivable Aging
                            As of September 30, 2002







                                  Attachment 7


                                 Not Applicable

                                 AMERICAN QUEEN
                                AP-STEAMER CHECKS
                               23-000-221300-00000

                                  SEPTEMBER-02

OUTSTANDING CHECKS:

                      17707 Tashanda Morreno-Amber Hensley                   60.00
                      17732 Peter Levaneur-Sally Ralicki                    100.00
                      17768 Bryant Johnson-Kenshell Lang                     80.00
                      17779 Mark King-Rosa Trumble                          170.00
                      17820 Joe Willett-NARP                                 28.00
                      17827 B. Grisham-AG Edwards                           100.00
                      17828 Mark King                                       340.00
                      17837 Daniel Smith-Anastastia Jones                    75.00
                      17848 J. Hill-Neurosurgical Specialties               117.00
                      17850 E. Newman- R. Ryan                              250.00
                      17851 Louis Ford-SJ Beaulieau                         225.00
                      17852 Jocelyn Beasley-Payoff Voucher                   95.47
                      17853 Ben Vandeven                                     17.18
                      17854 Matt Copeland                                    16.93
                      17863 Julia Hill-Sears                                100.00

                                                                         ---------
                      Total per G/L:                                      1,774.58
                                                                         =========



                      ATTACHMENT # 8

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER:  01-10960 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.